EXHIBIT 99.155

PX Trade Application Stage 1 Overview and Demonstration July 9, 1997 Tommy Woycik John Maddalon

Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00 Agenda PX Stage: 1

For Stage 1, the Trade Application will provide functionality for: Day Ahead Bidding & Scheduling Adjustment Bids Ancillary Service Bids & Schedules Supplemental Energy Bids Downloading Settlement Statements Error Handling Import and Export of ASCII files The following will be implemented in later phases: Iterations Hour Ahead Bidding & Scheduling Overview of Stage 1 Trade Application Functionality PX Stage: 1

System Requirements Intel-based PC with Microsoft Windows NT Workstation 4.0 Minimum 133 MHz Pentium with 32 MB RAM (64 MB recommended) 1 GB Hard Drive (2GB Recommended) 1024 x 768 Screen Resolution (20" monitor recommended) TCP/IP Microsoft Access 97 is required for direct database access Microsoft Excel is recommended for printing

Agenda PX Stage: 1 Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00

Functional Overview

Timeline Overview 6:00 am: ISO publishes market information 6:30 am: ISO informs SC of RELMR schedules 7:00 am: Supply and demand bids due at PX 8:00 am: PX will provide portfolio schedules to participants and publish the MCP 9:00 am: Participants submit initial preferred schedules 9:30 am: Participants submit adjustment bids and ancillary service bids 10:00 am: PX submits IPS, adjustment bids and ancillary services to ISO 11:00 am: PX submits revised overgeneration schedules (if applic.) 12:00 pm: ISO sends suggested adjusted 1:00 pm: PX sends revised initial preferred 2:00 pm: ISO sends final schedules

Agenda PX Stage: 1 Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00

Closed API - Phase 1 PX Stage: 1 A P I A P I Participant Uses Trade App Provided By The PX PX Applications Read Data Entry Write OMnet API All interfaces between the PX and the Participant is assumed to be via the OMnet API, unless explicitly stated otherwise in the following slides.

Open API - Phase 2+ PX Phase: 1 Participants Build Own Applications A P I A P I A P I Participant Uses Trade App Provided By The PX PX Applications Open API - Phase 2+ Data Entry Other Programs OMnet API

Overview Of Stage 1 Solution Components Trade App ISO OMnet Web Site Bidding Scheduling Area Staging Area Settlements PeopleSoft ABB ISO DB Zonal Calculator Meter PX Stage: 1

Assumptions: In stage 1, will only use forecast GMMs in processing. Ex-ante will not be used in settlements assume all info comes from ISO in terms of charges. Any errors will be handled manually. Market: Day Ahead When: Daily What: Hourly Generation Meter Multipliers PX Stage: 1 GMMs Trade App ISO OMnet Bidding Scheduling Area Staging Area ABB ISO DB GMMs File

What: Reliability Must Run Assumptions: A unit can be designated as a must take, regulatory must run or a reliability must run unit. Such units may also bid in, any capacity in excess of these requirements, in the normal way through their scheduling coordinators. In the master file these units will be represented as multiple scheduling units. One unit for the must take or regulatory must run, another for reliability must run, and another unit for energy. Market: Day Ahead Only When: 6:30am Known Reliability Must Run Schedules PX Stage: 1 Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area Known Reliability Must Run Schedules File

Assumptions: Valid for 1 week. Optionally, will also send to web site. Market: Day Ahead When: Before Market Opens What: PX Publishing To Participants Before Market PX Stage: 1 Min & Max Prices Manual Web Site Trade App Bidding Market Instructions Manual OMnet

Assumptions: Manually triggered Will use "Market Message" functionality. Optionally, will also send to web site. Market: Day Ahead When: After Portfolio Bids What: PX Publishing To Participants Deadline For Schedules & Adjustment Bids PX Stage: 1 Deadline For Resource Schedules & Adjustment Bids Submittal Web Site OMnet Trade App

What: Portfolio Energy Bids Assumptions: Trade App allows import of bids from file. Manual Portfolio Energy Bids Market: Day Ahead Only When: Open Market Participants Can "Import" Bids From File PX Stage: 1 Trade App ISO OMnet Bidding Scheduling ABB ISO DB File

What: Portfolio Energy Bids Assumptions: Bidding in the PX will include all energy (supply and demand bids) for each participant. Supply bids are separate from energy bids. Bids include regulatory must run, regulatory must take and reliability must run. Portfolio Energy Bids Market: Day Ahead Only When: Open Market Errors PX Stage: 1 Trade App ISO OMnet Bidding Scheduling ABB ISO DB

What: Portfolio Energy Bids Acknowledgment Assumptions: Implemented as a query from PXTA, rather than a broadcast from PX. Market: Day Ahead Only When: Open Market PX Stage: 1 Portfolio Schedule Qty Trade App ISO OMnet Bidding Scheduling ABB ISO DB Manually Trigger Qty/Price To Participant

What: Portfolio Energy Bids Acknowledgment Assumptions: Allows output of quantity & price to file. Market: Day Ahead Only When: Open Market PX Stage: 1 Trade App ISO OMnet Bidding Scheduling ABB ISO DB Trade App Allows Output Of Quantity & Price To File File

Assumptions: Manually triggered Will use "Market Message" functionality. Market: Day Ahead When: After Portfolio Bids What: PX Publishing To Participants Request For Schedules & Adjustment Bids PX Stage: 1 Deadline For Portfolio Bids Submittal Web Site OMnet Trade App

Assumptions: Manual This information is included in the portfolio schedule and MAY be sent as a market message. Market: Day Ahead When: After Portfolio Bids What: PX Publishing To Participants PX Over Generation Warning PX Stage: 1 PX OverGen Warning Manual Bidding Over Generation Report Manual Interface To ISO Trade App OMnet

What: Initial Preferred Schedules Assumptions: Trade App allows input of schedules from files. Market: Day Ahead When: Input Of Schedules Via An Input File PX Stage: 1 Manual Resource Schedule Input Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area File

What: Initial Preferred Schedules Assumptions: For full 24 hours. There will be a validation for maximum unit capacity, after the first iteration. PXTA validates 3 things: Sum of Resources = Portfolio Bid, Max Load, Valid Resources. Market: Day Ahead When: Errors, Acknowledgments PX Stage: 1 Energy Schedule Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area

What: Adjustment Bids Assumptions: Adjustment bids can be input from file or manual. Market: Day Ahead When: Before CM PX Stage: 1 Input Of Adjustments From File Manual Input Of Adjustment Bids Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area File

What: Adjustment Bids Assumptions: Adjustment bids have a step function format. This is different from the format for an energy bid, i.e. a piece-wise linear curve. An adjustment bid is a full energy price bid, not just an increment or decrement. In the day ahead market, adjustment bids will be used only for congestion management. If it is not used the bid is dead. No fixing of adjustment bids in scheduling in stage 1, errors are forwarded to participants only. Market: Day Ahead When: Before CM PX Stage: 1 Errors, Acknowledgments Adjustment Bid Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area

What: Ancillary Service Bids Assumptions: The submission of ancillary service bids by participants will be via the Trade App in stage 1. These are passed through the staging area without validation to the ISO. A/S Bids Manual Market: Day Ahead When: Before CM A/S bids Input from file PX Stage: 1 Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area File

What: Ancillary Service Bids Assumptions: The submission of ancillary service bids by participants will be via the Trade App in stage 1. These are passed through the staging area without validation to the ISO. A/S Bids Market: Day Ahead When: Before CM OMnet Errors, Acknowledgments PX Stage: 1 Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area

What: Over Generation Protocol - Slide 1 Assumptions: The PX will have the capability to eliminate all generation that is not reliability must run, must take or regulatory must run using the over generation report. Market: Day Ahead When: PX Stage: 1 Errors, Acknowledgments Energy Schedule Trade App ISO OMnet Bidding ABB ISO DB Scheduling Area Staging Area

What: Over Generation Protocol - Slide 2 Assumptions: After going through the protocol, the ISO will instruct the PX and other SCs to reduce the regulatory must run, must take generation etc. The PX will produce a curtailment report that is communicated manually to the participants. Market: DA When: Open Market PX Stage: 1 ISO Over Gen Curtailment Instructions (By Participant, By SC) Trade App ISO OMnet Bidding ABB ISO DB Manual Instructions Scheduling Area Staging Area

Assumptions: Committed schedule from ISO forwarded to participants. Market: Day Ahead When: After Market Closes What: Committed Energy Schedule Forwarded To Participants PX Stage: 1 Committed Schedule Trade App ISO OMnet Bidding ABB ISO DB Manually Trigger Forwarding To Participants Scheduling Area Staging Area File

Assumptions: Market: Day Ahead When: After Market Closes What: Zonal Market Clearing Prices Forwarded To Participants PX Stage: 1 Zonal MCPs Trade App ISO OMnet Bidding ABB ISO DB Manually Trigger Forwarding To Participants Scheduling Staging Area File

What: Final Ancillary Service Capacity Reservations Schedules Assumptions: The submission of ancillary service reservations are passed through the staging area without validation to the participant. A/S Capacity Reservations Market: Day Ahead When: PX Stage: 1 Trade App ISO OMnet Bidding Scheduling Staging Area ABB ISO DB Manually Trigger Forwarding To Participants File

What: Supplemental Energy Bids Assumptions: The submission of supplementary bids by participants will be via the Trade App in stage 1. These are passed through the staging area without validation to the ISO. Supp Energy bids have a step function format. This is different from the format for an energy bid, i.e. a piece-wise linear curve. Market: Day Ahead When: Anytime up to 30 Mins Before The Hour PX Stage: 1 Trade App ISO OMnet Bidding Scheduling Staging Area ABB ISO DB Input Of Supp Energy Bids From File Manual Input Of Supp Energy Bids File

What: Supplemental Energy Bids Assumptions: The submission of supplementary bids by participants will be via the Trade App in stage 1. These are passed through the staging area without validation to the ISO. Supp Energy bids have a step function format. This is different from the format for an energy bid, i.e. a piece-wise linear curve. Supplemental Energy Bids Market: Day Ahead When: Up To 30 Mins Before The Hour OMnet Errors, Acknowledgments PX Stage: 1 Trade App ISO OMnet Bidding Scheduling Staging Area ABB ISO DB

Assumptions: Settlement statements - include Day Ahead, Administration, Imbalance, A/S Reservation and Real Time settlement runs. Market: All Stage 1 When: As soon as available What: Daily Settlement Statement Settlement Statement PX Stage: 1 Trade App ISO OMnet Bidding Scheduling Staging Area ABB ISO DB Settlements File

Other Implementation Issues The system will be available 24 hours per day. However, specific transactions are only accepted during specified time windows. Security is provided through a closed API and password protection for Phase 1. Additional security measures may be implemented once the API is opened. Metering will be handled outside of the Trade Application for Stage 1. Training will be provided once the production version of the Trade Application is released. This is scheduled for October 1997. A CBT Wizard function is provided as an on-line tutorial.

Agenda PX Stage: 1 Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00

Import and Export Capabilities The Trade Application provides capabilities for importing: Day Ahead Portfolio Bids Day Ahead Adjustment Bids Supplemental Energy Bids Ancillary Services Bids Initial Preferred Schedules Revised Overgeneration Schedules The Trade Application provides capabilities for exporting: Day Ahead Prices Reliability Must Run Schedules Portfolio Schedules Committed Schedules Ancillary Services Schedules Settlement Statements GMMs

PX Trade Application

Import and Export Capabilities

- **All import/export file formats are semicolon-separated ASCII files. This is done to enable easy import/export from Microsoft Excel or equivalent.**
- **A complete list of file formats will be sent to the participants at the end of July. They are currently being finalized.**
- **A sample Day Ahead Portfolio Energy Bid import file is shown below:**

File format:

<Year>;<Month>;<Day>;<Portfolio ID>;<Hour>;<No. of price/quantity pairs>;
<Price>;<Quantity>;]*N<CR+LF>
where the price/quantity pairs are repeated N (=<No. of price/quantities pairs>) times.
The file always has to include values for 24 hours per day, or the result is undefined.

Example:

1997;7;4;123;1;2;0.00;5.00;90.00;50.00;
1997;7;4;123;2;3;0.00;5.00;5.00;30.00;90.00;50.00;
...
1997;7;4;123;24;3;0.00;5.00;5.00;30.00;90.00;50.00;

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COOPERS & LYBRAND
CONSULTING

Agenda PX Stage: 1 Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00

Software Distribution Discussion The Power Exchange values feedback from the PXPG on issues such as software distribution. The Trade Application is expected to be approximately 6-8MB (compressed). Possible options for distribution of the Trade Application include: Mailing diskettes Mailing CDs Web Site Download Upgrades will be mandatory on a pre-assigned date. In other words, PXTA V1.0 will no longer work once V2.0 has been distributed and put into service.

Agenda PX Stage: 1 Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00

The software demonstration provides a first look at the Trade Application's base functionality. This preliminary version has only the most basic functionality in place. It is not meant to demonstrate the complete capabilities of the final system. All OMnet transactions have been removed from this stand-alone version of the software. Therefore, only a subset of the features can be demonstrated. Feedback on the look-and-feel of the software would prove most valuable. A more robust and complete demonstration is scheduled to be completed in August. A smaller "focus group" is meeting this afternoon to discuss the details of the user-interface and design details. Software Demonstration PX Stage: 1

Agenda PX Stage: 1 Overview of Stage 1 Trade Application Functionality 9:15 - 9:30 Functional and Timeline Overview 9:30 - 9:45 Detailed Transaction Review 9:45 - 10:30 Break 10:30 - 10:45 Import and Export Capabilities 10:45 - 11:00 Software Distribution Discussion 11:00 - 11:15 Software Demonstration - Version 0.5 11:15 - 11:45 General Q&A 11:45 - 12:00